Subsequent events	9 Months Ended
Sep. 30, 2019
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On October 8, 2019, the Company filed a euro commercial paper program with the Alternative Fixed Income Market (MARF) in Spain. The program allows Atlantica to issue short term notes over the next twelve months for up to $50 million, with such notes having a tenor up to 2 years, out of which $25 million have already been issued at an average cost of 0.66%.

On October 22, 2019, the Company closed the acquisition of ATN Expansion 2, for a total equity investment of approximately $20 million. Transfer of the concession agreement is pending authorization from the Ministry of Energy in Peru. If this authorization were not to be obtained within an eight-month period, the transaction would be reversed with no penalties to Atlantica.

On November 5, 2019, the Board of Directors of the Company approved a dividend of $0.41 per share, which is expected to be paid on December 13 2019.